UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2024
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.
This Amendment to Current Report on Form 8-K (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Sotera Health Company (the “Company”) with the United States Securities and Exchange Commission on May 2, 2024 (the “Original Form 8-K”). The Company is filing this Amendment solely to correct a typographical error in the Exhibit 99.1, page 6, Consolidated Statements of Operations, which erroneously included the line "Impairment of long-lived assets." The error had no impact on "Total operating expenses," "Income before income taxes," or "Net income" for the three months ended March 31, 2024.
Item 2.02. Results of Operations and Financial Condition.
On May 2, 2024, Sotera Health Company (the “Company”) issued a revised press release (the “Revised Press Release”) announcing its financial results for the quarter ended March 31, 2024. The Company held its previously announced conference call on May 2, 2024, at 9:00 a.m. Eastern Time to discuss its financial results for the quarter. A copy of the Revised Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 2, 2024 (revised)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: May 2, 2024	By:	/s/ Jonathan M. Lyons
Jonathan M. Lyons
Senior Vice President and Chief Financial Officer